                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           INVESCO Bond Funds, Inc.
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

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    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4) Proposed maximum aggregate value of transaction:

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    5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:_________________________________________________
    2) Form, Schedule or Registration Statement No.:___________________________
    3) Filing Party:___________________________________________________________
    4) Date Filed:_____________________________________________________________

    (R)                                              INVESCO Select Income Fund
                                                        INVESCO High Yield Fund
                                        INVESCO U.S. Government Securities Fund
                                    (each a series of INVESCO Bond Funds, Inc.)
                                                                 March 23, 1999
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Dear Shareholder:

  The attached proxy materials seek your approval to make certain changes to the fundamental investment restrictions of each of INVESCO Select Income Fund, INVESCO High Yield Fund and INVESCO U.S. Government Securities Fund (each a "Fund" or, collectively, the "Funds") each a series of INVESCO Bond Funds, Inc. ("Bond Funds"), to elect directors of Bond Funds, and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of each Fund.

  Your board of directors unanimously recommends a vote FOR all proposals. The changes to the fundamental investment restrictions of the Funds have been approved by the board of directors in order to simplify and modernize the Funds' fundamental investment restrictions and make them more uniform with those of the other INVESCO Funds. The attached proxy materials provide more information about the proposed changes in fundamental investment restrictions and the other matters you are being asked to vote upon.

  Your vote is important no matter how many shares you own. Voting your shares early will permit Bond Funds to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.

                                       Very truly yours,

                                       /s/ Mark H. Williamson
                                       ----------------------
                                       Mark H. Williamson
                                       President
                                       INVESCO Bond Funds, Inc.

9950

                                                     INVESCO SELECT INCOME FUND
                                                        INVESCO HIGH YIELD FUND
                                        INVESCO U.S. GOVERNMENT SECURITIES FUND
                                   (each a series of INVESCO Bonds Funds, Inc.)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 May 20, 1999

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To The Shareholders:

  NOTICE IS HEREBY GIVEN that a special meeting of shareholders of INVESCO Select Income Fund, INVESCO High Yield Fund and INVESCO U.S. Government Securities Fund (each a "Fund" or, collectively, the "Funds"), each a series of INVESCO Bond Funds, Inc. (formerly INVESCO Income Funds, Inc.) ("Bond Funds"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the office of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

  1. To approve certain changes to the fundamental investment restrictions of the Funds;

  2. To elect directors of Bond Funds;

  3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of each Fund; and

  4. To transact such other business as may properly come before the meeting or any adjournment thereof.

  You are entitled to vote at the meeting and any adjournment thereof if you owned shares of a Fund at the close of business on March 12, 1999. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

                                        By order of the Board of Directors,

                                        /s/ Glen A. Payne
                                        -----------------
                                        Glen A. Payne
                                        Secretary


March 23, 1999
Denver, Colorado

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU DATE, SIGN, AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet, by facsimile machine or in person. To vote by telephone, please call 1-800-690-6903. Shares that are registered in your name, as well as shares that are held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number that appears on your proxy card. To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card to 1-800-733-1885. If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

   Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                                                       INVESCO BOND FUNDS, INC.
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                          INVESCO Select Income Fund
                            INVESCO High Yield Fund
                    INVESCO U.S. Government Securities Fund
                            7800 East Union Avenue
                            Denver, Colorado 80237
                          (Toll Free) 1-800-646-8372

                                PROXY STATEMENT
                        Special Meeting of Shareholders
                                 May 20, 1999

                              VOTING INFORMATION
  This Proxy Statement is being furnished to shareholders of INVESCO Select Income Fund ("Select Income Fund"), INVESCO High Yield Fund ("High Yield Fund") and INVESCO U.S. Government Securities Fund ("U.S. Government Securities Fund") (each a "Fund" or, collectively, the "Funds"), each a series of INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.) ("Bond Funds"), in connection with the solicitation of proxies from shareholders of the Funds by the board of directors of Bond Funds ("Board") for use at a special meeting of shareholders to be held on May 20, 1999 ("Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about March 23, 1999.

  For each Fund, one-third of the Fund's shares outstanding on March 12, 1999 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

  Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

  The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you date, sign and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Bond Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

  In order to reduce costs, notices to a shareholder having more than one account in a Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

  As of the Record Date, each Fund had the following shares of common stock outstanding: Select Income Fund 83,843,179.236; High Yield Fund 127,010,710.941; U.S. Government Securities Fund 8,823,744.226. The
solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser and transfer agent of the Funds, and half by each Fund, will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), who will not receive any compensation for these activities from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors, which will be paid fees and expenses of up to approximately $126,000 for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted at the meeting in the same manner that proxies voted by mail may be revoked.

  Copies of Bond Funds' most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders may request copies of these reports, without charge, by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706, or by calling toll-free 1-800-646-8372.

  Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of any Fund. Directors and officers of Bond Funds own in the aggregate less than 1% of the shares of each Fund.

  Vote Required. Approval of Proposal 1 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). This means that for a Fund, Proposal 1 must be approved by the lesser of (1) 67% of that Fund's shares present at a meeting of shareholders if the owners of more than 50% of that Fund's shares then outstanding are present in person or by proxy or (2) more than 50% of that Fund's outstanding shares. A plurality of the votes cast at the Meeting and at a concurrent meeting of the other series of Bond Funds, taken in the aggregate, is sufficient to approve Proposal 2. Approval of Proposal 3 requires the affirmative vote of a majority of the votes present at the Meeting, provided a quorum is present. Each outstanding full share of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders of a Fund or the Funds, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

PROPOSAL 1: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF
                                   THE FUNDS

  As required by the 1940 Act, each Fund has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Funds' Statement of Additional Information. These fundamental restrictions may be changed only with shareholder approval. Restrictions and policies that a Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval.

  Some of the Funds' fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, these Funds have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board has approved revisions to the Funds' fundamental restrictions in order to simplify, modernize and make the Funds' fundamental restrictions more uniform with those of the other INVESCO Funds.

  The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the Funds' assets efficiently and effectively in changing regulatory and investment environments and permit directors to review and monitor investment policies more easily. In addition, standardizing the fundamental investment restrictions of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in each Fund.

  The text and a summary description of each proposed change to each Fund's fundamental restrictions are set forth below, together with the text of each current corresponding fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without further shareholder approval.

If approved by the Funds' shareholders at the Meeting, the proposed changes to the Funds' fundamental restrictions will be adopted by each Fund. The Funds' Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting.

a. Elimination of fundamental restriction on short sales and margin purchases and adoption of non-fundamental restriction on short sales and margin purchases

  Each Fund's current fundamental restriction on selling short and buying on margin is as follows:

  The Fund may not sell short or buy on margin.

  The Board recommends that shareholders vote to eliminate this fundamental restriction. If the proposal is approved by shareholders, the Board will adopt the following non-fundamental restriction for each Fund:

   The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that
   (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

  The proposed changes clarify the wording of the restriction and expand the exceptions to the restriction, which generally prohibits a Fund from selling securities short or buying securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The proposed non-fundamental restriction permits short sales against the box, when an investor sells securities short while owning the same securities in the same amount or having the right to obtain equivalent securities. It also permits a Fund to borrow a security on a short-term basis and to enter into short positions and make margin payments in a variety of financial instruments. The Board believes that elimination of the fundamental restriction and adoption of the non-fundamental restriction will provide the Funds with greater investment flexibility.

b. Modification of fundamental restriction on borrowing and adoption of non-fundamental restriction on borrowing

  The current fundamental restriction on borrowing for each of Select Income Fund and High Yield Fund is as follows:

  The Fund may not mortgage, pledge or hypothecate portfolio securities or borrow money, except from banks for temporary or emergency purposes (but not for investment) and then in an amount not exceeding 10% of the value of its total net assets. A Fund will not purchase additional securities while any borrowings on behalf of such Fund exist.

  U.S. Government Securities Fund's current fundamental restriction on borrowing is as follows:

  The Fund may not mortgage, pledge or hypothecate portfolio securities or borrow money, except from banks for temporary or emergency purposes (but not for investment) and then in an amount not exceeding 10% of the value of its total net assets. A Fund will not purchase additional securities while any borrowings on behalf of such Fund exist; provided, however, that this restriction shall not be deemed to affect the U.S. Government Securities Fund's entering into futures contracts in accordance with that Fund's investment policies.

  The Board recommends that shareholders vote to replace the applicable restriction set forth above with the following fundamental restriction:

  The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

  The primary purpose of the proposal is to standardize each Fund's fundamental borrowing limitation to conform to other INVESCO Funds and to the 1940 Act requirements for borrowing. Currently, each Fund's fundamental restriction is significantly more limiting than the restrictions imposed by the 1940 Act. The proposal eliminates the fundamental nature of the restrictions on the purposes for which a Fund may borrow money and increases from 10% to 33 1/3% the amount those Funds may borrow as a percentage of their total assets. The proposed revision also eliminates the prohibition on mortgaging, pledging or hypothecating Fund securities.

  If the proposal is approved, the Board will adopt a non-fundamental restriction as follows:

  The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation ( )).

  The non-fundamental restriction reflects each Fund's current policy that borrowing by a Fund may only be done for temporary or emergency purposes. In addition to borrowing from banks, as permitted in each Fund's current restriction, the non-fundamental restriction permits each Fund to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. A Fund would not be able to do so, however, unless it obtains permission for such borrowings from the Securities and Exchange Commission (the "SEC"). The non-fundamental restriction also clarifies that reverse repurchase agreements will be treated as borrowings. The Board believes that this approach, making each Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in each Fund's non-fundamental restriction, will maximize each Fund's flexibility for future contingencies.

c. Modification of fundamental restriction and adoption of non-fundamental restriction on investing in another investment company

  Each Fund's current fundamental restriction regarding investment in another investment company is as follows:

  The Fund may not invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation.

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

  The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

  The proposed revision to each Fund's current fundamental restriction will ensure that the INVESCO Funds have uniform policies permitting each Fund to adopt a "master/feeder" structure whereby one or more funds invest all of their assets in another fund. The master/feeder structure has the potential, under certain circumstances, to minimize administration costs and maximize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intend to establish a master/feeder structure; however, the Board recommends that each Fund's shareholders adopt a policy that will permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure by a Fund. The proposed revision would require that any fund in which a Fund may invest under a master/feeder structure be advised by INVESCO or an affiliate.

  If the proposed revision is approved, the Board will adopt a non-fundamental restriction as follows:

  The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

  The primary purpose of this non-fundamental restriction is to conform to the other INVESCO Funds and to the 1940 Act requirements for investing in other investment companies. Currently, each Fund's fundamental restriction is much more limiting than the restrictions imposed by the 1940 Act. Adoption of this non-fundamental restriction will enable each Fund to purchase the securities of other investment companies to the extent permitted under the 1940 Act or an exemption granted by the SEC. If a Fund did purchase the securities of another investment company, shareholders might incur additional expenses because the Fund would have to pay its ratable share of the expenses of the other investment company.

d. Modification of fundamental restriction on issuer diversification

  Each Fund's current fundamental restriction on issuer diversification is as follows:

  The Fund may not purchase securities if the purchase would cause the Fund to have at the time more than 5% of the value of its total assets invested in securities of any one issuer or to own more than 10% of the outstanding voting securities of any one issuer (except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities*). For this purpose, all indebtedness of an issuer shall be deemed a single class of security.

  *If an entity, other than the U.S. government, its agencies or instrumentalities, guarantees a security, such guarantee is considered a separate security which must be valued and included in the five percent limitation, subject to those exceptions allowed by Rule 5b-2 under the 1940 Act.

  The Board recommends that this restriction be replaced with the following fundamental restriction:

  The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

  The proposed fundamental restriction concerning diversification is the limitation imposed by the 1940 Act for diversified investment companies. The amended fundamental restriction would allow each Fund, with respect to 25% of its total assets, to invest more than 5% of its assets in the securities of one or more issuers and to hold more than 10% of the voting securities of an issuer. The Fund will continue to be required to invest 75% of its total assets so that no more than 5% of total assets are invested in any one issuer, and so that the Fund will not own more than 10% of the voting securities of an issuer.

  The amended restriction would give the Fund greater investment flexibility by permitting it to acquire larger positions in the securities of a particular issuer, consistent with its investment objective and strategies. This increased flexibility could provide opportunities to enhance the Fund's performance. Investing a larger percentage of the Fund's assets in a single issuer's securities, however, increases the Fund's exposure to credit and other risks associated with that issuer's financial condition and operations, including the risk of default on debt securities. INVESCO may use the increased flexibility and will only invest more than 5% of the Fund's total assets in an issuer's securities when it believes the securities' potential return justifies the risks associated with the higher level of investment.

  The amended fundamental restriction would also permit the Fund to invest without limit in the securities of other investment companies. The Fund has no current intention of doing so, and the 1940 Act imposes restrictions on the extent to which a fund may invest in the securities of other investment companies. The revision would, however, give the Fund flexibility to invest in other investment companies in the event legal and other regulatory requirements change.

e.  Modification of fundamental restriction on loans

  Each Fund's current fundamental restriction on loans is as follows:

  The Fund may not make loans to any person, except through the purchase of debt securities in accordance with the investment policies of the Funds, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33 1/3% of the Fund's total net assets (taken at current value). No more than 10% of a Fund's total net assets may be invested in repurchase agreements maturing in more than seven days.

   The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

  The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

  The primary purpose of the proposal is to eliminate the restriction regarding repurchase agreements and to conform to 1940 Act requirements regarding the lending of securities. The Funds' ability to invest in repurchase agreements maturing in more than seven days will be restricted in accordance with the non-fundamental restriction on investment in illiquid securities, discussed in 2.i., below. The Board believes that the adoption of the proposed fundamental restriction is no more limiting than is required under the 1940 Act. In addition, the Board believes the proposal will provide greater flexibility, maximize each Fund's lending capabilities and conform to the fundamental restrictions of other INVESCO Funds on the lending of Fund securities.

f. Modification of fundamental restriction on investing in commodities

  The current fundamental restriction on investing in commodities for each of Select Income Fund and High Yield Fund is as follows:

  The Fund may not buy or sell commodities, commodity contracts or real estate (however, securities of companies investing in real estate may be purchased).

  U.S. Government Securities Fund's current fundamental restriction on investing in commodities is as follows:

  The Fund may not, other than the U.S. Government Securities Fund entering into futures contracts in accordance with the Fund's investment policies, buy or sell commodities, commodity contracts or real estate (however, securities of companies investing in real estate may be purchased).

  The Board recommends that shareholders vote to replace the applicable restriction set forth above with the following fundamental restriction:

  The Fund will not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

  The proposed changes are intended to conform the restriction to those of the other INVESCO Funds and ensure that each Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Funds by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for each Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that each Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the current non-fundamental investment policies of a Fund would not permit investment in one or more of the permitted transactions. The proposed change also separates the Funds' restriction on commodity investments from their restrictions on real estate related investments (see below).

g.  Modification of fundamental restriction on real estate investments

  Each Fund's current fundamental restriction on real estate investments is combined with the Fund's current fundamental restriction on investing in commodities (see above).

  The Board recommends that the shareholders vote to replace the restriction set forth above with the following fundamental restriction:

  The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  In addition to conforming each Fund's fundamental restriction to that of the other INVESCO Funds, the proposed amendment more completely describes the types of real estate-related securities investments that are permissible for the Funds and permits the Funds to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which a Fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning each Funds' investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate.

h. Elimination of fundamental restriction regarding investments for the purpose of exercising control or management

  Each Fund's current fundamental restriction regarding investing in companies for the purpose of exercising control or management is as follows:

  The Fund may not invest in any company for the purpose of exercising control or management.

  The Board recommends that shareholders of each Fund vote to eliminate this restriction. There is no legal requirement that a fund have an affirmative policy on investment for the purpose of exercising control or management if it does not intend to make investments for that purpose. The Funds have no intention of investing in any company for the purpose of exercising control or management. By eliminating this restriction, the Board may, however, be able to authorize such a strategy in the future if it concludes that doing so would be in the best interests of a Fund and its shareholders.

i. Elimination of fundamental restrictions on investments in securities that are not "readily marketable," elimination of fundamental restriction on entering into repurchase agreements, and adoption of non-fundamental restriction on investing in illiquid securities

  The current fundamental restriction on investment in restricted securities of each of Select Income Fund and U.S. Government Securities Fund is as follows:

  The Fund may not buy other than readily marketable securities.

  In addition, the current fundamental restriction of each of Select Income Fund and U.S. Government Securities Fund regarding repurchase agreements is as follows:

  The Fund may not enter into repurchase agreements maturing in more than seven days if, as a result, such repurchase agreements, together with securities for which there are no readily available market quotations, would constitute more than 10% of that Fund's total net assets.

  The Board recommends that shareholders of Select Income Fund and U.S. Government Securities Fund vote to eliminate these restrictions. If the proposal is approved, the Board will adopt the following non-fundamental restriction:

  The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  The primary purpose of the proposal is to conform to the federal securities law requirements regarding investment in illiquid securities and to conform the investment restrictions of Select Income Fund and U.S. Government Securities Fund to those of the other INVESCO Funds. Currently, the fundamental restriction of Select Income Fund and U.S. Government Securities Fund limits investment in securities that are not "readily marketable," including illiquid securities. The proposed non-fundamental restriction would permit those Funds to invest in illiquid securities, but would restrict investment in such securities to 15% of each Fund's net assets as permitted under the 1940 Act. The proposal also eliminates the specific limitation regarding entering into repurchase agreements maturing in more than seven days because such agreements are routinely treated as illiquid securities by the SEC. The Board believes that the proposed elimination of the fundamental restrictions and subsequent adoption of the non-fundamental restriction will make the restriction more accurately reflect market conditions and will maximize the flexibility of Select Income Fund and U.S. Government Securities Fund for future contingencies. The Board may delegate to INVESCO, the Funds' investment adviser, the authority to determine whether a security is liquid for the purposes of this investment restriction.

j.  Modification of fundamental restriction on underwriting

  Each Fund's current fundamental restriction on underwriting is as follows:

  The Fund may not engage in the underwriting of any securities.

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

  The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

  The primary purpose of the proposal is to eliminate minor differences in the wording of the Funds' current fundamental restriction on underwriting for greater uniformity with the fundamental restrictions of other INVESCO Funds and to avoid unintended limitations.

k. Elimination of fundamental restriction on Fund ownership of securities also owned by directors and officers of each Fund or its investment adviser

  Each Fund's current fundamental restriction concerning Fund ownership of securities also owned by directors and officers of each Fund or its investment adviser is as follows:

  The Fund may not purchase securities of any company in which any officer or director of the Fund or of its investment adviser beneficially owns more than 1/2 of 1% of the outstanding securities or in which all of the officers or directors of the Fund and its investment adviser, as a group, own more than 5% of such securities.

  The Board recommends the elimination of this fundamental restriction. Funds are not legally required to have a fundamental restriction limiting or prohibiting the purchase of securities of companies that are also owned by affiliated parties of the fund. This restriction was derived from state laws that are no longer applicable. The concerns that this restriction was designed to address are sufficiently safeguarded against by provisions of the 1940 Act applicable to the Funds, as well as by each Fund's other investment policies. Specifically, to the extent this restriction seeks to limit possible conflicts of interest arising out of transactions with affiliated parties, the restriction is unnecessary and unduly burdensome because the Funds are subject to the extensive affiliated transaction provisions of the 1940 Act. Because this restriction does not provide any additional protections to shareholders and may hinder the Board in pursuing investment strategies that may be advantageous to a Fund, the Board recommends that this restriction be eliminated.

l. Elimination of fundamental restriction on purchasing equity securities and securities convertible into equity securities

  The current fundamental restriction on purchasing equity securities of each of Select Income Fund and U.S. Government Securities Fund is as follows:

  The Fund may not purchase equity securities. This shall not be deemed to prohibit the acquisition of equity securities resulting from the ownership of debt securities, as, for example, the conversion of convertible bonds or an exchange in connection with a corporate reorganization.

  The current fundamental restriction on purchasing equity securities of High Yield Fund is as follows:

  The Fund may not purchase equity securities; provided, however, that the High Yield Fund may purchase convertible and non-convertible preferred stock. This shall not be deemed to prohibit the acquisition of equity securities resulting from the ownership of debt securities, as, for example, the conversion of convertible bonds or an exchange in connection with a corporate reorganization.

  The Board recommends the elimination of these fundamental restrictions. This is an outdated restriction that fulfills no legal or regulatory requirements. It is not necessary for the Funds to state affirmatively the type of investments they do not intend to make. In addition, elimination of this restriction would aid in standardizing the fundamental restrictions of the INVESCO Funds, as few of the INVESCO Funds currently have such a restriction. It is not expected that elimination of this restriction will have any impact on how the Funds are managed or the securities in which they invest.

m. Elimination of fundamental restriction on investing in securities of newly-formed issuers

  The current fundamental restriction of Select Income Fund and U.S. Government Securities Fund on investing in the securities of newly-formed issuers is as follows:

  The Fund may not purchase the securities of any issuer having a record, together with predecessors, of less than three years continuous operation.

  The Board recommends the elimination of this fundamental restriction. This restriction was derived from a state "blue sky" requirement that has been pre-empted by recent amendments of the federal securities laws. Companies with less than three years of continuous operation are typically referred to as newly-formed issuers or "unseasoned issuers." Because newly formed companies have no proven track record in business, their prospects may be uncertain. Their securities may fluctuate in price more widely than securities of established companies. The Board believes that elimination of the fundamental restriction will provide the Funds with greater investment flexibility. If this proposed revision is approved, Select Income Fund and U.S. Government Securities Fund could invest in the securities of newly-formed issuers in accordance with their respective investment objectives, policies and limitations.

n. Elimination of fundamental restriction on investing in oil, gas or other mineral interest or exploration programs

  Each Fund's current fundamental restriction on investing in oil, gas or other mineral interest or exploration programs is as follows:

  The Fund may not buy or sell oil, gas or other mineral interest or exploration programs.

  Investment in oil, gas or other mineral interest or exploration programs is not prohibited under Federal standards for mutual funds, but was prohibited in the past by some state regulations. Because these state regulations are no longer applicable, the Board recommends that shareholders vote to eliminate this fundamental restriction to provide for greater investment flexibility.

o. Elimination of fundamental restriction on joint trading activities and purchase of warrants

  Each Fund's current fundamental restriction on joint trading activities and purchase of warrants is as follows:

  The Fund may not participate on a joint or joint and several basis in any securities trading account, or purchase warrants, or write, purchase or sell puts, calls, straddles or any other option contract or combination thereof.

  The Board recommends the elimination of this fundamental restriction. This restriction is derived from a 1940 Act requirement, which makes it unlawful for a registered investment company to participate on a joint or a joint and several basis in any trading account in securities, except in connection with an underwriting in which such registered investment company is a participant. The 1940 Act does not, however, require that this limitation be stated as a fundamental restriction. Accordingly, the Board recommends that this restriction be eliminated.

  The Board also recommends the elimination of this fundamental restriction because it prohibits the purchase of warrants. This restriction also was derived from state laws that are no longer applicable. The concerns that this restriction was designed to address are sufficiently safeguarded against by provisions of the 1940 Act applicable to the Funds, as well as by the Funds' other investment policies. Accordingly, the Board recommends the elimination of this restriction to provide for greater investment flexibility.

p.  Modification of fundamental restriction on industry concentration

  Each Fund's current fundamental restriction on industry concentration is as follows:

  The Fund may not invest more than 25% of the Fund's total assets in any one industry, excluding government securities. Telephone utilities, water, gas, and electric utilities shall be considered separate industries.

  The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

  The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

  If the proposed revision is approved, the Board would also adopt the following non-fundamental restriction:

  With respect to fundamental limitation ( ), domestic and foreign banking will be considered to be different industries.

  The primary purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on concentration for greater uniformity and to avoid unintended limitations. The proposed changes to the Funds' fundamental concentration policies exclude municipal securities and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities from the concentration limitation. A failure to exclude all such securities from the concentration policy could hinder the Funds' abilities to purchase securities in conjunction with taking temporary defensive positions.

q.  Adoption of fundamental restriction on the issuance of senior securities

  The Board recommends that shareholders of each Fund vote to adopt the following fundamental restriction with respect to the issuance of senior securities:

  The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

  The Board believes that the adoption of the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued, and is no more limiting than is required by the 1940 Act, will maximize each Fund's borrowing flexibility for future contingencies and will conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.

  Required Vote. Approval of Proposal 1 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of that Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of that Fund are so present or represented, or (2) more than 50% of the outstanding shares of that Fund. Shareholders who vote "for" Proposal 1 will vote "for" each proposed change described above. Those shareholders who wish to vote against any of the specific proposed changes described above may do so on the proxy provided.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERSVOTE "FOR" PROPOSAL 1.

               PROPOSAL 2: TO ELECT THE DIRECTORS OF BOND FUNDS

  The Board has nominated the individuals identified below for election to the Board at the Meeting. Bond Funds currently has ten directors. Vacancies on the Board are generally filled by appointment by the remaining directors. However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this meeting to elect the current ten directors. Consistent with the provisions of Bond Funds' by-laws, and as permitted by Maryland law, Bond Funds does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

  All of the Independent Directors (i.e., those directors who are not "interested persons" of Bond Funds, as such term is defined in the 1940 Act) now being proposed for election were nominated and selected by Independent Directors. Eight of the ten current directors are Independent Directors.

  The persons named as attorneys-in-fact in the enclosed proxy have advised Bond Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

The nominees for director, their ages, a description of their principal occupations, the number of Bond Funds' shares owned by each, and their respective memberships on Board committees are listed in the table below.

                                                                                      Number of
                                                                                    Company Shares
                                                                                     Beneficially
                                                                     Director or    Owned Directly
                                    Principal Occupation          Executive Officer or Indirectly
    Name, Position with            and Business Experience           of Company      on Dec. 31,    Member of
      Company and Age            (during the past five years)           Since          1998 (1)     Committee
    -------------------          ---------------------------      ----------------- -------------- -----------
 Charles W. Brady,          Chief Executive Officer and Director        1993                 0     (3),(5),(6)
 Chairman of the Board,     of AMVESCAP PLC, London, England,
 Age 63*                    and of various subsidiaries thereof.
                            Chairman of the Board of INVESCO
                            Global Health Sciences Fund.

 Fred A. Deering,           Trustee of INVESCO Global Health            1993           152.688     (2),(3),(5)
 Vice Chairman of the       Sciences Fund. Formerly, Chairman of
 Board,                     the Executive Committee and Chairman
 Age 71                     of the Board of Security Life of
                            Denver Insurance Company, Denver,
                            Colorado; Director of ING American
                            Holdings Company and First ING Life
                            Insurance Company of New York.

 Mark H. Williamson,        President, Chief Executive Officer,         1998                 0     (3),(5)
 President, Chief Executive and Director, INVESCO Distributors
 Officer, and Director,     Inc.; President, Chief Executive
 Age 47*                    Officer, and Director, INVESCO;
                            President, Chief Operating Officer,
                            and Trustee, INVESCO Global Health
                            Sciences Fund. Formerly, Chairman of
                            the Board and Chief Executive
                            Officer, NationsBanc Advisors, Inc.
                            (1995-1997); Chairman of the Board,
                            NationsBanc Investments, Inc. (1997-
                            1998).

 Dr. Victor L. Andrews,     Professor Emeritus, Chairman                1993           111.144     (4),(6),(8)
 Director,                  Emeritus and Chairman of the CFO
 Age 68                     Roundtable of the Department of
                            Finance of Georgia State University,
                            Atlanta, Georgia; and President,
                            Andrews Financial Associates, Inc.
                            (consulting firm). Formerly, member
                            of the faculties of the Harvard
                            Business School and the Sloan School
                            of Management of MIT. Dr. Andrews is
                            also a director of the Sheffield
                            Funds, Inc.

                                                                                Number of
                                                                              Company Shares
                                                                               Beneficially
                                                               Director or    Owned Directly
                              Principal Occupation          Executive Officer or Indirectly
 Name, Position with         and Business Experience           of Company      on Dec. 31,    Member of
   Company and Age         (during the past five years)           Since          1998 (1)     Committee
 -------------------       ---------------------------      ----------------- -------------- ------------
 Bob R. Baker,        President and Chief Executive               1993           111.144     (3),(4),(5)
 Director,            Officer of AMC Cancer Research
 Age 62               Center, Denver, Colorado, since
                      January 1989; until December 1988,
                      Vice Chairman of the Board, First
                      Columbia Financial Corporation,
                      Englewood, Colorado. Formerly,
                      Chairman of the Board and Chief
                      Executive Officer of First Columbia
                      Financial Corporation.

 Lawrence H. Budner,  Trust Consultant. Prior to June             1993           111.144     (2),(6),(7)
 Director,            1987, Senior Vice President and
 Age 68               Senior Trust Officer, InterFirst
                      Bank, Dallas, Texas.

 Dr. Wendy Lee Gramm, Self-employed (since 1993).                 1997           111.144     (4),(8)
 Director,            Professor of Economics and Public
 Age 54               Administration, University of Texas
                      at Arlington. Formerly, Chairman,
                      Commodities Futures Trading
                      Commission (1988-1993);
                      Administrator for Information and
                      Regulatory Affairs, Office of
                      Management and Budget (1985-1988);
                      Executive Director, Presidential
                      Task Force on Regulatory Relief;
                      Director, Federal Trade Commission
                      Bureau of Economics. Director of the
                      Chicago Mercantile Exchange; Enron
                      Corporation; IBP, Inc.; State Farm
                      Insurance Company; Independent
                      Women's Forum; International
                      Republic Institute; and the
                      Republican Women's Federal Forum.

 Kenneth T. King,     Presently retired. Formerly,                1993           111.144     (2),(3),(5),
 Director,            Chairman of the Board, The Capitol                                     (6), (7)
 Age 73               Life Insurance Company, Providence
                      Washington Insurance Company, and
                      Director of numerous U.S.
                      subsidiaries thereof. Formerly,
                      Chairman of the Board, The
                      Providence Capitol Companies in the
                      United Kingdom and Guernsey. Until
                      1987, Chairman of the Board, Symbion
                      Corporation.

                                                                             Number of
                                                                           Company Shares
                                                                            Beneficially
                                                            Director or    Owned Directly
  Name, Position           Principal Occupation          Executive Officer or Indirectly
       with               and Business Experience           of Company      on Dec. 31,      Member of
  Company and Age       (during the past five years)           Since          1998 (1)       Committee
  ---------------       ---------------------------      ----------------- -------------- ---------------
 John W. McIntyre, Presently retired. Formerly, Vice           1995           111.144     (2),(3),(5),(7)
 Director,         Chairman of the Board, The Citizens
 Age 68            and Southern Corporation; Chairman
                   of the Board and Chief Executive
                   Officer, The Citizens and Southern
                   Georgia Corporation; Chairman of the
                   Board and Chief Executive Officer,
                   The Citizens and Southern National
                   Bank. Trustee of INVESCO Global
                   Health Sciences Fund and Gables
                   Residential Trust, Employee's
                   Retirement System of Georgia, Emory
                   University, and the J.M. Tull
                   Charitable Foundation; Director of
                   Kaiser Foundation Health Plans of
                   Georgia, Inc.

 Dr. Larry Soll,   Presently retired. Formerly,                1997           111.144     (4),(8)
 Director,         Chairman of the Board (1987-1994),
 Age 56            Chief Executive Officer (1982-1989
                   and 1993-1994) and President (1982-
                   1989) of Synergen Inc., Director of
                   Synergen Inc. since incorporation in
                   1982. Director of Isis
                   Pharmaceuticals, Inc. Trustee of
                   INVESCO Global Health Sciences Fund.

* Because of his affiliation with INVESCO, with a Fund's investment adviser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of Bond Funds, as that term is defined in the 1940 Act.

  (1) As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.

  (2)  Member of the Audit Committee

  (3)  Member of the Executive Committee

  (4)  Member of the Management Liaison Committee

  (5)  Member of the Valuation Committee

  (6)  Member of the Compensation Committee

  (7)  Member of the Soft Dollar Brokerage Committee

  (8)  Member of the Derivatives Committee

  The Board has audit, management liaison, soft dollar brokerage and derivatives committees consisting of Independent Directors, and compensation, executive and valuation committees consisting of Independent Directors and non-independent directors. The Board does not have a nominating committee. The audit committee, consisting of four Independent Directors, meets quarterly with the independent accountants and executive officers of Bond Funds. This committee reviews the accounting principles being applied by Bond Funds in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of Bond Funds' business, except for certain powers which, under applicable law and/or Bond Funds' by-laws, may only be exercised by the full Board. All decisions are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of the management and operations of Bond Funds, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar transactions by the Funds, and to review policies and procedures of the Funds' adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by the Funds. The committee monitors derivatives usage by the Funds and the procedures utilized by the Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.

  Each Independent Director receives an annual retainer of $56,000 for their service to the INVESCO Funds. Additionally, each Independent Director receives $3,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairmen of the audit and management liaison committees receive an annual fee of $4,000 for serving in such capacity.

  During the past fiscal year, the Board met five times, the audit committee met four times, the compensation committee met once, the management liaison committee met four times, the soft dollar brokerage committee met twice, and the derivatives committee met twice. The executive committee did not meet. During Bond Funds' last fiscal year, each director attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

  The Independent Directors nominate individuals to serve as Independent Directors, without any specific nominating committee. The Board ordinarily will not consider unsolicited director nominations recommended by the Funds' shareholders. The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to each Fund's shareholders.

  The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                               COMPENSATION TABLE

                      AMOUNTS PAID DURING THE MOST RECENT

                  FISCAL YEAR BY BOND FUNDS TO DIRECTORS

                                                                                               Total
                                                                                            Compensation
                                                                                             from Bond
                                                             Pension or                      Funds and
                                          Aggregate     Retirement Benefits    Estimated   the 14 other
                                         Compensation   Accrued as Part of      Annual     INVESCO Funds
                                          from Bond         Bond Funds'      Benefits Upon    Paid to
    Name of Person, Position               Funds(1)         Expenses(2)      Retirement(3) Directors(1)
    ------------------------------       ------------   -------------------- ------------- -------------
Fred A. Deering,
Vice Chairman of the Board and Director    $ 6,464            $ 2,112           $1,356       $103,700
Dr. Victor L. Andrews,
Director                                   $ 6,305            $ 1,996           $1,569       $ 80,350
Bob R. Baker,
Director                                   $ 6,518            $ 1,783           $2,103       $ 84,000
Lawrence H. Budner,
Director                                   $ 6,189            $ 1,996           $1,569       $ 79,350
Daniel D. Chabris(4),
Director                                   $ 6,344            $ 2,158           $1,171       $ 70,000
Kenneth T. King,
Director                                   $ 5,957            $ 2,194           $1,230       $ 77,050
John W. McIntyre,
Director                                   $ 6,108            $     0           $    0       $ 98,500
Dr. Wendy L. Gramm,
Director                                   $ 6,067            $     0           $    0       $ 79,000
Dr. Larry Soll,
Director                                   $ 6,108            $     0           $    0       $ 96,000
                                           -------            -------           ------       --------
TOTAL                                      $56,060            $12,239           $8,998       $767,950
                                           =======            =======           ======       ========
AS A PERCENTAGE OF
NET ASSETS                                  0.0044%(5)         0.0010%(5)                      0.0035%(6)

--------

(1) The Vice Chairman of the Board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and Independent Director members of the committees of each Fund receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.
(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

(3) These figures represent the Funds' share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund, which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Drs. Soll and Gramm, each of these directors has served as director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he will not be included in the calculation of retirement benefits until November 1, 1999.

(4) Mr. Chabris retired as a director effective September 30, 1998.

(5) Total as a percentage of the Funds' net assets as of August 31, 1998.

(6) Total as a percentage of the net assets of the 15 INVESCO Funds in the INVESCO Complex as of December 31, 1998.

  Bond Funds pays its Independent Directors, Board vice chairman, and committee chairmen and committee members the fees described above. Bond Funds also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Director, as "interested persons" of Bond Funds and of other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any director's fees or other compensation from Bond Funds or other INVESCO Funds for their services as directors.

  The overall direction and supervision of each Fund is the responsibility of the Board, which has the primary duty of ensuring that each Fund's general investment policies and programs are adhered to and that each Fund is properly administered. The officers of each Fund, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of the Funds. The investment adviser for a Fund has the primary responsibility for making investment decisions on behalf of that Fund. These investment decisions are reviewed by the investment committee of INVESCO.

  All of the officers and directors of Bond Funds hold comparable positions with the following INVESCO Funds: INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Variable Investment Funds, Inc. All of the directors of the Bond Funds also serve as trustees of INVESCO Value Trust, and INVESCO Treasurer's Series Trust (the "INVESCO Funds").

  The Boards of the Funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested directors and trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940
Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as director (normally at retirement age 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Director at the time of his or her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the Board for three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the Funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the Funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Funds began making payments to Mr. Chabris as of October 1, 1998 under the Plan. Bond Funds has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

  The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts have been invested in shares of certain INVESCO Funds. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any Fund shares that they may own directly or beneficially.

  REQUIRED VOTE. Election of each nominee as a director of Bond Funds requires, in the aggregate, a plurality of the votes cast at the Meeting in person or by proxy, and of the votes of the other series of Bond Funds cast at a concurrent meeting of the shareholders of that series.

  THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT
          SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 2.

 PROPOSAL 3:RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board, including all of its Independent Directors, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of each Fund, subject to ratification by each Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in any Fund. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  The independent accountants examine annual financial statements for the Funds and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

  Required Vote. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants requires the vote of a majority of the votes present at the Meeting provided a quorum is present.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

                        INFORMATION CONCERNING ADVISER,
                     DISTRIBUTOR AND AFFILIATED COMPANIES

  INVESCO, a Delaware corporation, serves as each Fund's investment adviser, and provides other services to each Fund and the Bond Funds. IDI, a Delaware corporation that serves as each Fund's distributor, is a wholly owned subsidiary of INVESCO. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(1) The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INVESCO currently serves as investment adviser of 14 open-end investment companies having aggregate net assets of $21.1 billion as of December 31, 1998.
--------

(1) The intermediary companies between INAH and AMVESCAP PLC are as follows:
INVESCO, Inc., AMVESCAP Group Services, Inc. AVZ, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

  The principal executive officers and directors of INVESCO and their principal occupations are:

  Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Director and Chief Executive Officer of IDI; Charles P. Mayer, Director and Senior Vice President, also, Director and Senior Vice President of IDI; Ronald L. Grooms, Director, Senior Vice-President and Treasurer, also, Director, Senior Vice-President and Treasurer of IDI; Richard W. Healey, Director and Senior Vice President, also, Director and Senior Vice President of IDI; Timothy J. Miller, Director and Senior Vice President, also, Director and Senior Vice President of IDI; and Glen A. Payne, Senior Vice-President, Secretary and General Counsel, also Senior Vice-President, Secretary and General Counsel of IDI.

  The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

  Pursuant to an Administrative Services Agreement between Bond Funds and INVESCO, INVESCO provides administrative services to Bond Funds, including sub-accounting and recordkeeping services and functions. During the fiscal year ended August 31, 1998, Bond Funds paid INVESCO, which also serves as Bond Funds' registrar, transfer agent and dividend disbursing agent, total compensation of $2,138,292 for such services.

                                OTHER BUSINESS

  The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                             SHAREHOLDER PROPOSALS

  Bond Funds does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of Bond Funds, 7800 East Union Avenue, Denver, Colorado 80237. Bond Funds has not received any shareholder proposals to be presented at this Meeting.

                                        By order of the Board of Directors,

                                        /s/ Glen A. Payne
                                        -----------------
                                        Glen A. Payne
                                        Secretary

March 23, 1999

                                  APPENDIX A

                            PRINCIPAL SHAREHOLDERS

The following table sets forth the beneficial ownership of each Fund's outstanding equity securities as of March 12, 1999 by each beneficial owner of 5% or more of a Fund's outstanding equity securities.

            Beneficial owners of 5% or more of High Yield Fund

                                                       Amount and
Name and Address                                   Nature of Ownership Percent
----------------                                   ------------------- -------
Charles Schwab & Co. Inc.                            47,114,674.7810    36.70%
Special Custody Account for the Exclusive Benefit
 of Customers                                                 Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.                     9,835,184.9180     7.66%
The Exclusive Benefit of Customers
One World Financial Center
200 Liberty Street 5th Floor                                  Record
Attn: Kate Recon
New York, NY 10281-5500

            Beneficial owners of 5% or more of Selected Income Fund

Charles Schwab & Co. Inc.                            13,839,097.5490    16.52%
Special Custody Account for the Exclusive Benefit
 of Customers                                                 Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

INVESCO Trust Company Trustee                         6,174,812.6520     7.37%
Morris Communications Corp.                                   Record
Employees' Profit Sharing Retirement Plan
725 Broad Street
Augusta, GA 30901-1336

Nat'l Financial Services Corp.                        4,783,306.8130     5.71%
The Exclusive Benefit of Cust
One World Financial Center
200 Liberty Street 5th Flr                                    Record
Attn: Kate Recon
New York, NY, 10281-5500

Prudential Securities Inc.                            4,231,674.7270     5.05%
Acct 910-404559-000                                           Record
Attn: Mutual Funds
1 New York Plaza
New York, NY 10004-1901

    Beneficial owners of 5% or more of U.S. Government Securities Fund

                                                       Amount and
Name and Address                                   Nature of Ownership Percent
----------------                                   ------------------- -------
Resources Trust Company Custody for the              1,302,323.3390     14.75%
Exclusive Benefit of the Various Customers of IMS            Record
P.O. Box 3865
Englewood, CO 80155-3865

Charles Schwab & Co. Inc.                            1,112,358.7730     12.60%
Special Custody Account for the Exclusive Benefit
 of Customers                                                Record
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

[Name and Address]


                           INVESCO SELECT INCOME FUND
                            INVESCO BOND FUNDS, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO Bond Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO Select Income Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                           INVESCO SELECT INCOME FUND
                            INVESCO BOND FUNDS, INC.


Vote on Directors                                     FOR       WITHHOLD ALL      FOR ALL
                                                      ALL                          EXCEPT
                                                      [ ]           [ ]             [ ]
2.  Election of the Company's Board of                                                        To withhold authority to
 Directors: (1) Charles W. Brady; (2) Fred A.                                                 vote, mark "For All
 Deering; (3) Mark H. Williamson; (4) Dr. Victor                                              Except" and write the
 L. Andrews; (5) Bob R. Baker; (6) Lawrence H.                                                nominee's number on the
 Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T.                                              line below.
 King; (9) John W. McIntyre; and (10) Dr. Larry
 Soll;

Vote On Proposals                                                                             FOR         AGAINST         ABSTAIN
1.  Approval of changes to the fundamental investment restrictions;
                                                                                              [ ]           [ ]             [ ]
         [ ] To vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve others, PLACE AN
         "X" IN THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

3.  Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's              [ ]           [ ]          [ ]
    Independent Public Accountants.

YOUR VOTE IS IMPORTANT.  IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET,
PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED
ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL
FREE OR VISIT HTTP://WWW.PROXYVOTE.COM.  TO VOTE BY FACSIMILE TRANSMISSION,
PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

________________________________________________________________     ___________________
Signature                                                            Date

________________________________________________________________     ___________________
Signature (Joint Owners)                                             Date

[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.



1.  _______________________________

[Name and Address]


                            INVESCO HIGH YIELD FUND

                            INVESCO BOND FUNDS, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO Bond Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO High Yield Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


               [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                            INVESCO HIGH YIELD FUND
                            INVESCO BOND FUNDS, INC.


Vote on Directors                                     FOR       WITHHOLD ALL      FOR ALL
                                                      ALL                          EXCEPT
                                                      [ ]           [ ]             [ ]
2.  Election of the Company's Board of                                                        To withhold authority to
 Directors: (1) Charles W. Brady; (2) Fred A.                                                 vote, mark "For All
 Deering; (3) Mark H. Williamson; (4) Dr. Victor                                              Except" and write the
 L. Andrews; (5) Bob R. Baker; (6) Lawrence H.                                                nominee's number on the
 Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T.                                              line below.
 King; (9) John W. McIntyre; and (10) Dr. Larry
 Soll;

Vote On Proposals                                                                             FOR         AGAINST         ABSTAIN

                                                                                              [ ]           [ ]             [ ]
1.  Approval of changes to the fundamental
investment restrictions;

[ ] To vote against the proposed changes to one or more of the specific fundamental investment restriction, but to approve others, PLACE AN "X" IN
    THE BOX AT LEFT and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line on the reverse side. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

3.  Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's
    Independent Public Accountants.


YOUR VOTE IS IMPORTANT.  IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET,
PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED
ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL
FREE OR VISIT HTTP://WWW.PROXYVOTE.COM.  TO VOTE BY FACSIMILE TRANSMISSION,
PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

___________________________________________________     _______________________
Signature                                               Date

___________________________________________________     _______________________
Signature (Joint Owners)                                Date

[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

1.  _________________________

[Name and Address]


                    INVESCO U.S. GOVERNMENT SECURITIES FUND
                            INVESCO BOND FUNDS, INC.

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

     This proxy is being solicited on behalf of the Board of Directors of INVESCO Bond Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO U.S. Government Securities Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                  [X]      KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                    INVESCO U.S. GOVERNMENT SECURITIES FUND
                            INVESCO BOND FUNDS, INC.

Vote on Directors                                     FOR       WITHHOLD ALL      FOR ALL
                                                      ALL                          EXCEPT
                                                      [ ]          [ ]              [ ]
2.  Election of the Company's Board of                                                        To withhold authority to
 Directors: (1) Charles W. Brady; (2) Fred A.                                                 vote, mark "For All
 Deering; (3) Mark H. Williamson; (4) Dr. Victor                                              Except" and write the
 L. Andrews; (5) Bob R. Baker; (6) Lawrence H.                                                nominee's number on the
 Budner; (7) Dr. Wendy Lee Gramm; (8) Kenneth T.                                              line below.
 King; (9) John W. McIntyre; and (10) Dr. Larry
 Soll;

Vote On Proposals                                                                             FOR         AGAINST         ABSTAIN
1.  Approval of changes to the fundamental investment restrictions;
                                                                                              [ ]          [ ]              [ ]


[ ] To vote against the proposed changes to one or more
    of the specific fundamental investment
    restrictions, but to approve others, PLACE AN "X"
    IN THE BOX AT LEFT and indicate the letter(s) (as
    set forth in the proxy statement) of the investment
    restriction or restrictions you do not want to
    change on the line on the reverse side.  If you
    choose to vote differently on individual
    restrictions, you must mail in your proxy card.  If
    you choose to vote the same on all restrictions
    pertaining to your fund, telephone and Internet
    voting
are available.
                                             FOR         AGAINST         ABSTAIN

3.  Ratification of the selection of         [ ]          [ ]              [ ]
    PricewaterhouseCoopers LLP as the Fund's
    Independent Public Accountants.


YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-690-6903 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.



________________________________________________   ____________________
Signature                                          Date

________________________________________________   ____________________
Signature (Joint Owners)                           Date




[Back]

To vote against the proposed changes to one or more of the specific fundamental investment restrictions, indicate the letter(s) (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line at the right. If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on all restrictions pertaining to your fund, telephone and Internet voting are available.

1.  ______________________________